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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2002

                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
            dated as of April 1, 2002, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 2001-4)

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------


              Delaware                               333-41712                      33-0917586
------------------------------------        ------------------------    ------------------------------
  (State or Other Jurisdiction                       (Commission                  (I.R.S. Employer
          of Incorporation)                          File Number)             Identification Number)

       1100 Town & Country Road
             Suite 1600
         Orange, California                                                        92868
----------------------------------------                                --------------------------
(Address of Principal Executive Offices)                                        (Zip Code)


Registrant's telephone number, including area code: (714) 541-5378


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


Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On April 2, 2002, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2002-1, Asset-Backed Certificates, Series 2002-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Long Beach"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class I-A Certificates and the Class I-S Certificates (the "Fannie Mae Certificates"), First Union National Bank as trustee (the "Trustee"), and Bankers Trust Company of California, N.A. as trust administrator (the "Trust Administrator"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class II-A4 Certificates", "Class I-S Certificates", "Class II-S Certificates", "Class II-M1 Certificates", "Class M2 Certificates", "Class M3 Certificates", "Class II-M4 Certificates", "Class I-C Certificates", "Class II-C Certificates", "Class I-P Certificates", Class II-P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of first lien and second lien, fully amortizing, adjustable-rate and fixed-rate residential mortgage loans (the "Mortgage Pool") having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,600,002,997 as of April 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 22, 2002, (the "Purchase Agreement") between Long Beach and the Depositor. On April 2, 2002 Fannie Mae exchanged Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2002-T5 (the "Guaranteed Certificates") with the Depositor for the Fannie Mae Certificates pursuant to the commitment letter dated March 22, 2002 among Fannie Mae, the Depositor and Long Beach. The Depositor, Long Beach and Deutsche Banc Alex. Brown Inc., as representative of itself, Banc of America Securities LLC, Banc One Capital Markets, Inc., Credit Suisse First Boston Corporation, Greenwich Capital Markets, Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc. have entered into an Underwriting Agreement dated March 6, 2002 for the purchase of the Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class II-A4 Certificates, Class II-S Certificates, Class II-M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class II-M4 Certificates and the Guaranteed Certificates.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

==================================================================================
                          Initial Certificate
                          Principal Balance or
    Class                   Notional Amount                    Pass-Through Rate
----------------------------------------------------------------------------------
     I-A                      $887,500,000                         Variable
----------------------------------------------------------------------------------
     I-S                      $127,500,000                         Declining
----------------------------------------------------------------------------------
    II-A1                     $386,750,000                         Variable
----------------------------------------------------------------------------------
    II-A2                     $57,500,000                            3.50%
----------------------------------------------------------------------------------
    II-A3                     $39,600,000                            4.92%
----------------------------------------------------------------------------------
    II-A4                     $26,150,000                            6.46%
----------------------------------------------------------------------------------
    II-S                      $76,500,000                          Declining
----------------------------------------------------------------------------------
    II-M1                     $33,000,000                          Variable
----------------------------------------------------------------------------------
     M2                       $73,000,000                          Variable
----------------------------------------------------------------------------------
     M3                       $70,000,000                          Variable
----------------------------------------------------------------------------------
    II-M4                      $2,400,000                          Variable
----------------------------------------------------------------------------------
     I-C                      $17,500,000                          Variable
----------------------------------------------------------------------------------
    II-C                       $6,600,000                          Variable
----------------------------------------------------------------------------------
     I-P                         $ 100                                N/A
----------------------------------------------------------------------------------
    II-P                         $ 100                                N/A
----------------------------------------------------------------------------------
      R                           100%                                N/A
----------------------------------------------------------------------------------
     R-X                          100%                                N/A
==================================================================================


              The Class II-A1 Certificates, Class II-A2 Certificates, the Class II-A3 Certificates, the Class II-A4 Certificates, the Class II-S Certificates, the Class II-M1 Certificates, the Class M2 Certificates, the Class M3 Certificates, the Class II-M4 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 12, 2000, and the Prospectus Supplement, dated March 22, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class I-A Certificates, the Class I-S Certificates, the Class I-C Certificates, the Class II-C Certificates, the Class I-P Certificates, the Class II-P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement. The Guaranteed Certificates and the Mortgage Loans are more particularly described in the Prospectus prepared by Fannie Mae dated March 22, 2002.

Item 7. Financial Statements and Exhibits

              (a) Not applicable





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


              (b) Not applicable

              (c) Exhibits

Exhibit No.                             Description
----------                              -----------
    4.1                    Pooling and Servicing Agreement, dated
                           as of April 1, 2002, by and among Long
                           Beach Securities Corp. as Depositor,
                           Long Beach Mortgage Company as Master
                           Servicer, the Federal National Mortgage
                           Association as Guarantor with respect to
                           the Class I-A Certificates and the Class
                           I-S Certificates, First Union National
                           Bank as Trustee and Bankers Trust
                           Company of California, N.A. as Trust
                           Administrator, relating to the Series
                           2002-1 Certificates.

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 10, 2002

                                         LONG BEACH SECURITIES CORP.


                                         By:    /s/ Jeffery A Sorensen
                                                -----------------------------
                                         Name:  Jeffery A Sorensen
                                         Title: Vice President




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


                                Index to Exhibits

                                                                                     Sequentially
Exhibit No.                               Description                                Numbered Page
----------                                -----------                                -------------
   4.1               Pooling and Servicing Agreement, dated as of                         7
                     April 1, 2002, by and among Long Beach Securities
                     Corp. as Depositor, Long Beach Mortgage Company as
                     Master Servicer, the Federal National Mortgage
                     Association as Guarantor with respect to the Class
                     I-A Certificates and the Class I-S Certificates,
                     First Union National Bank as Trustee and Bankers
                     Trust Company of California, N.A. as Trust
                     Administrator, relating to the Series 2002-1
                     Certificates.




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                      STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.......................... 'SS'